SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
               ----------------------------------------------



                                  FORM 8-K

                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
              -----------------------------------------------

DATE OF REPORT: AUGUST 14, 2002
DATE OF EARLIEST EVENT REPORTED: AUGUST 14, 2002

                   STIRLING COOKE BROWN HOLDINGS LIMITED
           (Exact Name of Registrant as Specified in its Charter)

Bermuda                         000-23427               NOT APPLICABLE
(State or Other          (Commission File Number)       (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation or
Organization)
                         VICTORIA HALL, THIRD FLOOR
                             11 VICTORIA STREET
                          HAMILTON, HM 11, BERMUDA
                  (Address of Principal Executive Offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (441) 295-7556

Item 9.   Regulation FD Disclosure.

     On August 14, 2002, the Registrant filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002. Accompanying such report were certifications pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below:


                      CERTIFICATION OF PERIODIC REPORT


     In connection with the Quarterly Report of Stirling Cooke Brown Holdings Limited (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen A. Crane, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                     By:       /s/ Stephen A. Crane
                                        --------------------------------------
                                         Stephen A. Crane
                                         Chairman, President &
                                         Chief Executive Officer





Dated: August 14, 2002


                      CERTIFICATION OF PERIODIC REPORT


     In connection with the Quarterly Report of Stirling Cooke Brown Holdings Limited (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony J. Del Tufo, Acting Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                       By:     /s/ Anthony J. Del Tufo
                                          -----------------------------------
                                           Anthony J. Del Tufo
                                           Acting Chief Financial Officer


Dated: August 14, 2002

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 14, 2002

                                    STIRLING COOKE BROWN HOLDINGS LIMITED
                                                 (Registrant)



                                    By      /s/ Stephen A. Crane
                                      -------------------------------------
                                        Stephen A. Crane
                                        Chairman, President &
                                        Chief Executive Officer